Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
Sales to customers by geographic area	2024	2023	Total	Operations	Currency
U.S.	$13,204	12,009	10.0%	10.0	—
Europe	4,921	4,962	(0.8)	(0.2)	(0.6)
Western Hemisphere excluding U.S.	1,135	1,166	(2.7)	17.6	(20.3)
Asia-Pacific, Africa	3,260	3,258	0.1	0.9	(0.8)
International	9,316	9,386	(0.7)	2.5	(3.2)
Worldwide	$22,520	21,395	5.3%	6.7	(1.4)

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
Sales to customers by geographic area (ex. COVID-19 Vaccine)	2024	2023	Total	Operations	Currency
U.S.*	$13,204	12,009	10.0%	10.0	—
Europe(1)	4,921	4,918	0.1	0.7	(0.6)
Western Hemisphere excluding U.S.*	1,135	1,166	(2.7)	17.6	(20.3)
Asia-Pacific, Africa*	3,260	3,258	0.1	0.9	(0.8)
International	9,316	9,342	(0.3)	2.9	(3.2)
Worldwide	$22,520	21,351	5.5%	6.9	(1.4)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales information schedules
*No COVID-19 Vaccine Sales

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
Sales to customers by geographic area	2024	2023	Total	Operations	Currency
U.S.	$50,302	46,444	8.3%	8.3	—
Europe	20,212	20,410	(1.0)	(0.6)	(0.4)
Western Hemisphere excluding U.S.	4,714	4,549	3.6	20.4	(16.8)
Asia-Pacific, Africa	13,593	13,756	(1.2)	2.3	(3.5)
International	38,519	38,715	(0.5)	2.9	(3.4)
Worldwide	$88,821	85,159	4.3%	5.9	(1.6)

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
Sales to customers by geographic area (ex. COVID-19 Vaccine)	2024	2023	Total	Operations	Currency
U.S.*	$50,302	46,444	8.3%	8.3	—
Europe(1)	20,014	19,293	3.7	4.1	(0.4)
Western Hemisphere excluding U.S.*	4,714	4,549	3.6	20.4	(16.8)
Asia-Pacific, Africa*	13,593	13,756	(1.2)	2.3	(3.5)
International	38,321	37,598	1.9	5.5	(3.6)
Worldwide	$88,623	84,042	5.5%	7.0	(1.5)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales information schedules
*No COVID-19 Vaccine Sales

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
Sales to customers by segment of business	2024	2023	Total	Operations	Currency
Innovative Medicine (1)
U.S.	$8,977	8,079	11.1%	11.1	—
International	5,355	5,643	(5.1)	(1.0)	(4.1)
	14,332	13,722	4.4	6.1	(1.7)
Innovative Medicine excluding COVID-19 Vaccine (1)
U.S.	8,977	8,079	11.1	11.1	—
International	5,355	5,599	(4.4)	(0.3)	(4.1)
	14,332	13,678	4.8	6.5	(1.7)
MedTech
U.S.	4,227	3,930	7.6	7.6	—
International	3,961	3,743	5.8	7.6	(1.8)
	8,188	7,673	6.7	7.6	(0.9)
U.S.	13,204	12,009	10.0	10.0	—
International	9,316	9,386	(0.7)	2.5	(3.2)
Worldwide	22,520	21,395	5.3	6.7	(1.4)
U.S.	13,204	12,009	10.0	10.0	—
International	9,316	9,342	(0.3)	2.9	(3.2)
Worldwide excluding COVID-19 Vaccine (1)	$22,520	21,351	5.5%	6.9	(1.4)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1)Refer to supplemental sales information schedules.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
Sales to customers by segment of business	2024	2023	Total	Operations	Currency
Innovative Medicine (1)
U.S.	$33,970	31,169	9.0%	9.0	—
International	22,994	23,590	(2.5)	1.3	(3.8)
	56,964	54,759	4.0	5.7	(1.7)
Innovative Medicine excluding COVID-19 Vaccine (1)
U.S.	33,970	31,169	9.0	9.0	—
International	22,796	22,473	1.4	5.5	(4.1)
	56,766	53,642	5.8	7.5	(1.7)
MedTech
U.S.	16,332	15,275	6.9	6.9	—
International	15,525	15,125	2.6	5.4	(2.8)
	31,857	30,400	4.8	6.2	(1.4)
U.S.	50,302	46,444	8.3	8.3	—
International	38,519	38,715	(0.5)	2.9	(3.4)
Worldwide	88,821	85,159	4.3	5.9	(1.6)
U.S.	50,302	46,444	8.3	8.3	—
International	38,321	37,598	1.9	5.5	(3.6)
Worldwide excluding COVID-19 Vaccine (1)	$88,623	84,042	5.5%	7.0	(1.5)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1)Refer to supplemental sales information schedules.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER
	2024		2023		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$22,520	100.0	$21,395	100.0	5.3
Cost of products sold	7,128	31.6	6,798	31.8	4.9
Gross Profit	15,392	68.4	14,597	68.2	5.4
Selling, marketing and administrative expenses	6,453	28.6	5,810	27.1	11.1
Research and development expense	5,298	23.5	4,480	20.9	18.3
In-process research and development impairments	17	0.1	58	0.3
Interest (income) expense, net	(144)	(0.6)	(212)	(1.0)
Other (income) expense, net	(161)	(0.7)	(421)	(2.0)
Restructuring	42	0.2	56	0.3
Earnings before provision for taxes on income	3,887	17.3	4,826	22.6	(19.5)
Provision for taxes on income	456	2.1	694	3.3	(34.3)
Net earnings from Continuing Operations	$3,431	15.2	$4,132	19.3	(17.0)
Net earnings/(loss) from Discontinued Operations, net of tax	—		(83)
Net earnings	$3,431		$4,049

Net earnings per share (Diluted) from Continuing Operations	$1.41		$1.70		(17.1)
Net earnings/(loss) per share (Basic) from Discontinued Operations*	$—		$(0.03)

Average shares outstanding (Diluted)	2,427.1		2,430.7

Effective tax rate from Continuing Operations	11.7%		14.4%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$5,421	24.1	$6,237	29.2	(13.1)
Net earnings from Continuing Operations	$4,946	22.0	$5,562	26.0	(11.1)
Net earnings per share (Diluted) from Continuing Operations	$2.04		$2.29		(10.9)
Effective tax rate from Continuing Operations	8.8%		10.8%
* Basic shares of 2,407.2 are used to calculate loss per share in the fourth quarter of 2023 as use of diluted shares when in a loss position would be anti-dilutive.
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS
	2024		2023		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$88,821	100.0	$85,159	100.0	4.3
Cost of products sold	27,471	30.9	26,553	31.2	3.5
Gross Profit	61,350	69.1	58,606	68.8	4.7
Selling, marketing and administrative expenses	22,869	25.7	21,512	25.2	6.3
Research and development expense	17,232	19.4	15,085	17.7	14.2
In-process research and development impairments	211	0.2	313	0.4
Interest (income) expense, net	(577)	(0.6)	(489)	(0.6)
Other (income) expense, net	4,694	5.3	6,634	7.8
Restructuring	234	0.3	489	0.6
Earnings before provision for taxes on income	16,687	18.8	15,062	17.7	10.8
Provision for taxes on income	2,621	3.0	1,736	2.1	51.0
Net earnings from Continuing Operations	$14,066	15.8	$13,326	15.6	5.6
Net earnings from Discontinued Operations, net of tax	—		21,827
Net earnings	$14,066		$35,153

Net earnings per share (Diluted) from Continuing Operations	$5.79		$5.20		11.3
Net earnings per share (Diluted) from Discontinued Operations	$—		$8.52

Average shares outstanding (Diluted)	2,429.4		2,560.4

Effective tax rate from Continuing Operations	15.7%		11.5%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$28,979	32.6	$29,811	35.0	(2.8)
Net earnings from Continuing Operations	$24,242	27.3	$25,409	29.8	(4.6)
Net earnings per share (Diluted) from Continuing Operations	$9.98		$9.92		0.6
Effective tax rate from Continuing Operations	16.3%		14.8%
(1)See Reconciliation of Non-GAAP Financial Measures.
(A)NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Fourth Quarter
(Dollars in Millions Except Per Share Data)	2024	2023
Net Earnings from Continuing Operations, after tax- as reported	$3,431	$4,132

Pre-tax Adjustments
Litigation related	(16)	166
Intangible Asset Amortization expense	1,171	1,148
COVID-19 Vaccine related costs [1]	23	10
Restructuring related [2]	62	139
Medical Device Regulation [3]	47	88
Acquisition, integration and divestiture related	298	237
(Gains)/losses on securities	(68)	(435)
IPR&D impairments	17	58

Tax Adjustments
Tax impact on special item adjustments [4]	(80)	75
Tax legislation and other tax related	61	(56)
Adjusted Net Earnings from Continuing Operations, after tax	$4,946	$5,562
Average shares outstanding (Diluted)	2,427.1	2,430.7
Adjusted net earnings per share from Continuing Operations (Diluted)	$2.04	$2.29
Operational adjusted net earnings per share from Continuing Operations (Diluted)	$2.05
Notes:
1COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments which was completed in Q4 2024.
2In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expense of $102 million Q4 2024 YTD and $55 million in the fiscal fourth quarter of 2023 ($479 million Q4 2023 YTD) includes the termination of partnered and non-partnered program costs, asset impairments and asset divestments. This program was completed in Q4 2024.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense of $60 million in the fiscal fourth quarter of 2024 ($167 million Q4 2024 YTD) and $84 million in the fiscal fourth quarter of 2023 ($319 million Q4 2023 YTD) primarily includes costs related to market and product exits.
3European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance. The implementation was substantially completed as of Q4 2024, and ongoing costs will be reflected in MedTech's operating results beginning in 2025.
4The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Twelve Months Ended
(Dollars in Millions Except Per Share Data)	2024	2023
Net Earnings from Continuing Operations, after tax- as reported	$14,066	$13,326

Pre-tax Adjustments
Litigation related	5,450	7,152
Intangible Asset Amortization expense	4,526	4,532
COVID-19 Vaccine related costs [1]	100	663
Restructuring related [2]	269	798
Medical Device Regulation [3]	204	311
Acquisition, integration and divestiture related	1,226	339
(Gains)/losses on securities	306	641
IPR&D impairments	211	313

Tax Adjustments
Tax impact on special item adjustments [4]	(2,135)	(2,694)
Tax legislation and other tax related	19	28
Adjusted Net Earnings from Continuing Operations, after tax	$24,242	$25,409
Average shares outstanding (Diluted)	2,429.4	2,560.4
Adjusted net earnings per share from Continuing Operations (Diluted)	$9.98	$9.92
Operational adjusted net earnings per share from Continuing Operations (Diluted)	$9.99
Notes:
1COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments which was completed in Q4 2024.
2In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expense of $102 million Q4 2024 YTD and $55 million in the fiscal fourth quarter of 2023 ($479 million Q4 2023 YTD) includes the termination of partnered and non-partnered program costs, asset impairments and asset divestments. This program was completed in Q4 2024.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense of $60 million in the fiscal fourth quarter of 2024 ($167 million Q4 2024 YTD) and $84 million in the fiscal fourth quarter of 2023 ($319 million Q4 2023 YTD) primarily includes costs related to market and product exits.
3European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance. The implementation was substantially completed as of Q4 2024, and ongoing costs will be reflected in MedTech's operating results beginning in 2025.
4The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Fourth quarter 2024 actual vs. 2023 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	4.4%	6.7%	5.3%
U.S.	11.1%	7.6%	10.0%
International	(5.1%)	5.8%	(0.7%)

WW Currency	(1.7)	(0.9)	(1.4)
U.S.	—	—	—
International	(4.1)	(1.8)	(3.2)

WW Operational	6.1%	7.6%	6.7%
U.S.	11.1%	7.6%	10.0%
International	(1.0%)	7.6%	2.5%

Shockwave		(3.4)	(1.2)
U.S.		(5.1)	(1.7)
International		(1.5)	(0.6)

All Other Acquisitions and Divestitures (A&D)	0.2	0.4	0.2
U.S.	0.1	0.8	0.3
International	0.3	0.0	0.1

WW Adjusted Operational Ex A&D	6.3%	4.6%	5.7%
U.S.	11.2%	3.3%	8.6%
International	(0.7%)	6.1%	2.0%

COVID-19 Vaccine	0.4		0.2
U.S.	0.0		0.0
International	0.7		0.4

WW Adjusted Operational Ex A&D & COVID-19 Vaccine	6.7%	4.6%	5.9%
U.S.	11.2%	3.3%	8.6%
International	0.0%	6.1%	2.4%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Twelve months 2024 actual vs. 2023 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	4.0%	4.8%	4.3%
U.S.	9.0%	6.9%	8.3%
International	(2.5)%	2.6%	(0.5)%

WW Currency	(1.7)	(1.4)	(1.6)
U.S.	—	—	—
International	(3.8)	(2.8)	(3.4)

WW Operational	5.7%	6.2%	5.9%
U.S.	9.0%	6.9%	8.3%
International	1.3%	5.4%	2.9%

Shockwave		(1.9)	(0.7)
U.S.		(2.9)	(1.0)
International		(0.8)	(0.3)

All Other Acquisitions and Divestitures (A&D)	0.1	0.4	0.2
U.S.	0.1	0.8	0.3
International	0.2	0.1	0.1

WW Adjusted Operational Ex A&D	5.8%	4.7%	5.4%
U.S.	9.1%	4.8%	7.6%
International	1.5%	4.7%	2.7%

COVID-19 Vaccine	1.8		1.1
U.S.	0.0		0.0
International	4.2		2.6

WW Adjusted Operational Ex A&D & COVID-19 Vaccine	7.6%	4.7%	6.5%
U.S.	9.1%	4.8%	7.6%
International	5.7%	4.7%	5.3%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
IMMUNOLOGY
US	$2,856	3,033	(5.9)%	(5.9)%	—%
Intl	1,383	1,562	(11.5)	(6.5)	(5.0)
WW	4,238	4,595	(7.8)	(6.1)	(1.7)

REMICADE
US	231	294	(21.4)	(21.4)	—
US Exports(3)	9	35	(73.3)	(73.3)	—
Intl	117	100	16.5	22.9	(6.4)
WW	359	429	(16.5)	(15.0)	(1.5)

SIMPONI / SIMPONI ARIA
US	262	258	1.3	1.3	—
Intl	321	244	32.1	44.2	(12.1)
WW	583	502	16.2	22.1	(5.9)

STELARA
US	1,699	1,786	(4.9)	(4.9)	—
Intl	650	967	(32.7)	(29.6)	(3.1)
WW	2,349	2,753	(14.7)	(13.6)	(1.1)

TREMFYA
US	654	657	(0.6)	(0.6)	—
Intl	295	252	16.9	21.7	(4.8)
WW	949	910	4.2	5.6	(1.4)

OTHER IMMUNOLOGY
US	0	2	*	*	—
Intl	0	0	—	—	—
WW	0	2	*	*	*

INFECTIOUS DISEASES
US	331	353	(6.4)	(6.4)	—
Intl	443	498	(11.2)	(9.8)	(1.4)
WW	774	852	(9.2)	(8.4)	(0.8)

COVID-19 VACCINE
US	0	0	—	—	—
Intl	0	44	*	*	*
WW	0	44	*	*	*

EDURANT / rilpivirine
US	7	9	(10.1)	(10.1)	—
Intl	315	299	5.0	5.6	(0.6)
WW	322	307	4.6	5.1	(0.5)

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	321	341	(5.8)	(5.8)	—
Intl	86	98	(12.9)	(8.9)	(4.0)
WW	407	439	(7.4)	(6.5)	(0.9)

OTHER INFECTIOUS DISEASES
US	1	4	(53.1)	(53.1)	—
Intl	43	58	(24.2)	(22.4)	(1.8)
WW	45	62	(26.1)	(24.4)	(1.7)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
NEUROSCIENCE
US	$1,148	1,022	12.3%	12.3%	—%
Intl	628	780	(19.6)	(16.8)	(2.8)
WW	1,775	1,801	(1.5)	(0.3)	(1.2)

CONCERTA / methylphenidate
US	33	39	(12.8)	(12.8)	—
Intl	125	142	(11.5)	(7.7)	(3.8)
WW	159	180	(11.7)	(8.8)	(2.9)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	796	733	8.6	8.6	—
Intl	267	278	(4.0)	(1.8)	(2.2)
WW	1,063	1,011	5.1	5.7	(0.6)

SPRAVATO
US	269	180	50.1	50.1	—
Intl	28	26	7.1	12.5	(5.4)
WW	297	206	44.6	45.3	(0.7)

OTHER NEUROSCIENCE
US	49	71	(31.0)	(31.0)	—
Intl	206	334	(38.1)	(35.4)	(2.7)
WW	255	404	(36.9)	(34.6)	(2.3)

ONCOLOGY
US	3,019	2,285	32.2	32.2	—
Intl	2,476	2,334	6.1	10.6	(4.5)
WW	5,497	4,618	19.0	21.3	(2.3)

CARVYKTI
US	304	145	*	*	—
Intl	31	13	*	*	*
WW	334	159	*	*	*

DARZALEX
US	1,799	1,395	28.9	28.9	—
Intl	1,285	1,155	11.3	17.0	(5.7)
WW	3,084	2,550	20.9	23.5	(2.6)

ERLEADA
US	342	287	19.0	19.0	—
Intl	442	361	22.4	25.7	(3.3)
WW	784	647	20.9	22.7	(1.8)

IMBRUVICA
US	250	255	(2.0)	(2.0)	—
Intl	481	533	(9.6)	(6.8)	(2.8)
WW	731	788	(7.2)	(5.2)	(2.0)

TECVAYLI
US	108	102	5.6	5.6	—
Intl	38	24	59.9	71.6	(11.7)
WW	146	126	15.8	18.0	(2.2)

ZYTIGA / abiraterone acetate
US	9	9	(7.3)	(7.3)	—
Intl	127	191	(33.6)	(30.7)	(2.9)
WW	135	201	(32.4)	(29.6)	(2.8)

OTHER ONCOLOGY
US	208	90	*	*	—
Intl	74	58	25.5	30.6	(5.1)
WW	282	148	90.4	92.4	(2.0)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
PULMONARY HYPERTENSION
US	$819	733	11.6%	11.6%	—%
Intl	274	282	(3.2)	1.2	(4.4)
WW	1,092	1,017	7.4	8.7	(1.3)

OPSUMIT
US	385	368	4.8	4.8	—
Intl	160	169	(5.2)	(2.5)	(2.7)
WW	545	536	1.7	2.5	(0.8)

UPTRAVI
US	391	348	12.3	12.3	—
Intl	75	70	5.7	11.2	(5.5)
WW	465	419	11.2	12.1	(0.9)

OTHER PULMONARY HYPERTENSION
US	42	18	*	*	—
Intl	40	45	(10.0)	(0.4)	(9.6)
WW	82	61	32.3	39.3	(7.0)

CARDIOVASCULAR / METABOLISM / OTHER
US	805	652	23.3	23.3	—
Intl	153	185	(17.6)	(15.1)	(2.5)
WW	957	837	14.3	14.8	(0.5)

XARELTO
US	676	525	28.5	28.5	—
Intl	—	—	—	—	—
WW	676	525	28.5	28.5	—

OTHER
US	130	127	1.5	1.5	—
Intl	153	185	(17.6)	(15.1)	(2.5)
WW	281	312	(9.8)	(8.3)	(1.5)

TOTAL INNOVATIVE MEDICINE
US	8,977	8,079	11.1	11.1	—
Intl	5,355	5,643	(5.1)	(1.0)	(4.1)
WW	$14,332	13,722	4.4%	6.1%	(1.7)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR(4)
US	$1,221	971	25.8%	25.8%	—%
Intl	841	698	20.6	22.0	(1.4)
WW	2,062	1,669	23.6	24.2	(0.6)

ELECTROPHYSIOLOGY
US	681	667	2.1	2.1	—
Intl	640	572	11.7	13.3	(1.6)
WW	1,321	1,239	6.6	7.3	(0.7)

ABIOMED
US	308	276	11.3	11.3	—
Intl	77	64	19.8	21.1	(1.3)
WW	384	340	12.9	13.2	(0.3)

SHOCKWAVE(5)
US	202	—	*	*	—
Intl	56	—	*	*	—
WW	258	—	*	*	—

OTHER CARDIOVASCULAR(4)
US	31	28	11.1	11.1	—
Intl	68	61	12.1	12.3	(0.2)
WW	99	89	11.8	12.0	(0.2)

ORTHOPAEDICS
US	1,460	1,425	2.4	2.4	—
Intl	856	843	1.6	2.5	(0.9)
WW	2,315	2,268	2.1	2.5	(0.4)

HIPS
US	272	266	2.5	2.5	—
Intl	146	132	10.6	11.7	(1.1)
WW	418	398	5.2	5.6	(0.4)

KNEES
US	238	242	(1.5)	(1.5)	—
Intl	160	144	10.7	11.3	(0.6)
WW	398	387	3.1	3.3	(0.2)

TRAUMA
US	514	487	5.5	5.5	—
Intl	250	255	(1.9)	(0.5)	(1.4)
WW	764	741	3.0	3.5	(0.5)

SPINE, SPORTS & OTHER
US	434	430	1.1	1.1	—
Intl	300	311	(3.6)	(2.9)	(0.7)
WW	735	742	(0.9)	(0.6)	(0.3)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$1,038	1,047	(0.9)%	(0.9)%	—%
Intl	1,469	1,484	(1.0)	1.4	(2.4)
WW	2,507	2,530	(0.9)	0.4	(1.3)

ADVANCED
US	478	468	2.0	2.0	—
Intl	673	698	(3.6)	(1.6)	(2.0)
WW	1,151	1,167	(1.4)	(0.1)	(1.3)

GENERAL
US	560	579	(3.1)	(3.1)	—
Intl	795	785	1.4	4.0	(2.6)
WW	1,357	1,364	(0.5)	1.0	(1.5)

VISION
US	509	487	4.5	4.5	—
Intl	794	721	10.2	12.2	(2.0)
WW	1,303	1,208	7.9	9.1	(1.2)

CONTACT LENSES / OTHER
US	396	374	6.0	6.0	—
Intl	541	508	6.4	8.5	(2.1)
WW	937	882	6.3	7.4	(1.1)

SURGICAL
US	113	114	(0.4)	(0.4)	—
Intl	252	212	19.3	21.1	(1.8)
WW	365	326	12.4	13.6	(1.2)

TOTAL MEDTECH
US	4,227	3,930	7.6	7.6	—
Intl	3,961	3,743	5.8	7.6	(1.8)
WW	$8,188	7,673	6.7%	7.6%	(0.9)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
IMMUNOLOGY
US	$11,355	11,539	(1.6)%	(1.6)%	—%
Intl	6,473	6,513	(0.6)	4.0	(4.6)
WW	17,828	18,052	(1.2)	0.4	(1.6)

REMICADE
US	1,009	1,143	(11.7)	(11.7)	—
US Exports(3)	98	147	(33.0)	(33.0)	—
Intl	497	549	(9.5)	(5.0)	(4.5)
WW	1,605	1,839	(12.8)	(11.4)	(1.4)

SIMPONI / SIMPONI ARIA
US	1,082	1,124	(3.8)	(3.8)	—
Intl	1,108	1,073	3.3	13.2	(9.9)
WW	2,190	2,197	(0.3)	4.5	(4.8)

STELARA
US	6,720	6,966	(3.5)	(3.5)	—
Intl	3,641	3,892	(6.4)	(3.3)	(3.1)
WW	10,361	10,858	(4.6)	(3.4)	(1.2)

TREMFYA
US	2,443	2,147	13.7	13.7	—
Intl	1,227	999	22.8	27.6	(4.8)
WW	3,670	3,147	16.6	18.1	(1.5)

OTHER IMMUNOLOGY
US	3	11	(74.1)	(74.1)	—
Intl	0	0	—	—	—
WW	3	11	(74.1)	(74.1)	—

INFECTIOUS DISEASES
US	1,354	1,500	(9.8)	(9.8)	—
Intl	2,042	2,918	(30.0)	(29.3)	(0.7)
WW	3,396	4,418	(23.1)	(22.7)	(0.4)

COVID-19 VACCINE
US	0	0	—	—	—
Intl	198	1,117	(82.4)	(82.4)	0.0
WW	198	1,117	(82.4)	(82.4)	0.0

EDURANT / rilpivirine
US	31	35	(10.0)	(10.0)	—
Intl	1,241	1,115	11.2	11.2	0.0
WW	1,272	1,150	10.6	10.6	0.0

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,311	1,446	(9.4)	(9.4)	—
Intl	401	408	(1.7)	1.1	(2.8)
WW	1,712	1,854	(7.7)	(7.1)	(0.6)

OTHER INFECTIOUS DISEASES
US	11	19	(41.0)	(41.0)	—
Intl	203	278	(26.7)	(23.9)	(2.8)
WW	214	297	(27.6)	(25.0)	(2.6)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
NEUROSCIENCE
US	$4,398	4,065	8.2%	8.2%	—%
Intl	2,718	3,076	(11.6)	(7.8)	(3.8)
WW	7,115	7,140	(0.4)	1.3	(1.7)

CONCERTA / methylphenidate
US	134	230	(41.7)	(41.7)	—
Intl	507	554	(8.4)	(4.1)	(4.3)
WW	641	783	(18.1)	(15.1)	(3.0)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	3,125	2,897	7.9	7.9	—
Intl	1,097	1,218	(9.9)	(7.1)	(2.8)
WW	4,222	4,115	2.6	3.4	(0.8)

SPRAVATO
US	929	589	57.8	57.8	—
Intl	148	100	48.2	51.2	(3.0)
WW	1,077	689	56.4	56.8	(0.4)

OTHER NEUROSCIENCE
US	210	349	(39.8)	(39.8)	—
Intl	965	1,204	(19.8)	(15.1)	(4.7)
WW	1,175	1,553	(24.3)	(20.7)	(3.6)

ONCOLOGY
US	10,854	8,462	28.3	28.3	—
Intl	9,926	9,199	7.9	12.1	(4.2)
WW	20,781	17,661	17.7	19.8	(2.1)

CARVYKTI
US	869	469	85.2	85.2	—
Intl	94	30	*	*	*
WW	963	500	92.7	92.7	0.0

DARZALEX
US	6,588	5,277	24.8	24.8	—
Intl	5,082	4,467	13.8	19.1	(5.3)
WW	11,670	9,744	19.8	22.2	(2.4)

ERLEADA
US	1,282	1,065	20.3	20.3	—
Intl	1,717	1,322	29.8	32.9	(3.1)
WW	2,999	2,387	25.6	27.3	(1.7)

IMBRUVICA
US	1,020	1,051	(3.0)	(3.0)	—
Intl	2,018	2,214	(8.8)	(6.3)	(2.5)
WW	3,038	3,264	(6.9)	(5.2)	(1.7)

TECVAYLI
US	418	334	25.3	25.3	—
Intl	131	61	*	*	*
WW	549	395	38.8	39.8	(1.0)

ZYTIGA / abiraterone acetate
US	34	50	(32.2)	(32.2)	—
Intl	597	837	(28.6)	(24.6)	(4.0)
WW	631	887	(28.8)	(25.0)	(3.8)

OTHER ONCOLOGY
US	643	215	*	*	—
Intl	288	269	7.1	10.4	(3.3)
WW	931	484	92.5	94.3	(1.8)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
PULMONARY HYPERTENSION
US	$3,143	2,697	16.5%	16.5%	—%
Intl	1,140	1,117	2.0	8.2	(6.2)
WW	4,282	3,815	12.3	14.1	(1.8)

OPSUMIT
US	1,520	1,292	17.7	17.7	—
Intl	664	681	(2.4)	1.1	(3.5)
WW	2,184	1,973	10.7	11.9	(1.2)

UPTRAVI
US	1,511	1,326	13.9	13.9	—
Intl	307	255	20.1	27.3	(7.2)
WW	1,817	1,582	14.9	16.1	(1.2)

OTHER PULMONARY HYPERTENSION
US	112	79	41.8	41.8	—
Intl	169	182	(6.9)	8.2	(15.1)
WW	281	260	7.9	18.3	(10.4)

CARDIOVASCULAR / METABOLISM / OTHER
US	2,866	2,906	(1.4)	(1.4)	—
Intl	696	765	(9.1)	(7.1)	(2.0)
WW	3,562	3,671	(3.0)	(2.6)	(0.4)

XARELTO
US	2,373	2,365	0.3	0.3	—
Intl	—	—	—	—	—
WW	2,373	2,365	0.3	0.3	—

OTHER
US	494	541	(8.8)	(8.8)	—
Intl	696	765	(9.1)	(7.1)	(2.0)
WW	1,189	1,306	(8.9)	(7.8)	(1.1)

TOTAL INNOVATIVE MEDICINE
US	33,970	31,169	9.0	9.0	—
Intl	22,994	23,590	(2.5)	1.3	(3.8)
WW	$56,964	54,759	4.0%	5.7%	(1.7)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR(4)
US	$4,513	3,633	24.2%	24.2%	—%
Intl	3,194	2,717	17.6	20.9	(3.3)
WW	7,707	6,350	21.4	22.8	(1.4)

ELECTROPHYSIOLOGY
US	2,738	2,458	11.4	11.4	—
Intl	2,529	2,230	13.4	17.0	(3.6)
WW	5,267	4,688	12.3	14.0	(1.7)

ABIOMED
US	1,213	1,066	13.7	13.7	—
Intl	284	240	18.2	20.3	(2.1)
WW	1,496	1,306	14.5	14.9	(0.4)

SHOCKWAVE(5)
US	442	—	*	*	—
Intl	122	—	*	*	—
WW	564	—	*	*	—

OTHER CARDIOVASCULAR(4)
US	120	109	10.7	10.7	—
Intl	260	247	5.3	7.3	(2.0)
WW	380	356	6.9	8.4	(1.5)

ORTHOPAEDICS
US	5,689	5,525	3.0	3.0	—
Intl	3,470	3,417	1.5	3.0	(1.5)
WW	9,158	8,942	2.4	3.0	(0.6)

HIPS
US	1,057	996	6.2	6.2	—
Intl	581	564	3.0	4.6	(1.6)
WW	1,638	1,560	5.0	5.6	(0.6)

KNEES
US	922	896	2.9	2.9	—
Intl	623	559	11.3	12.4	(1.1)
WW	1,545	1,456	6.1	6.5	(0.4)

TRAUMA
US	2,013	1,949	3.3	3.3	—
Intl	1,036	1,030	0.6	2.1	(1.5)
WW	3,049	2,979	2.3	2.9	(0.6)

SPINE, SPORTS & OTHER
US	1,696	1,684	0.7	0.7	—
Intl	1,230	1,263	(2.6)	(1.2)	(1.4)
WW	2,926	2,947	(0.7)	(0.1)	(0.6)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$4,003	4,031	(0.7)%	(0.7)%	—%
Intl	5,842	6,006	(2.7)	0.6	(3.3)
WW	9,845	10,037	(1.9)	0.1	(2.0)

ADVANCED
US	1,838	1,833	0.2	0.2	—
Intl	2,650	2,837	(6.6)	(3.5)	(3.1)
WW	4,488	4,671	(3.9)	(2.0)	(1.9)

GENERAL
US	2,165	2,198	(1.5)	(1.5)	—
Intl	3,192	3,168	0.8	4.3	(3.5)
WW	5,358	5,366	(0.2)	2.0	(2.2)

VISION
US	2,128	2,086	2.0	2.0	—
Intl	3,018	2,986	1.1	3.7	(2.6)
WW	5,146	5,072	1.5	3.0	(1.5)

CONTACT LENSES / OTHER
US	1,684	1,626	3.6	3.6	—
Intl	2,049	2,076	(1.3)	1.8	(3.1)
WW	3,733	3,702	0.8	2.6	(1.8)

SURGICAL
US	444	460	(3.4)	(3.4)	—
Intl	969	910	6.5	8.2	(1.7)
WW	1,413	1,370	3.2	4.3	(1.1)

TOTAL MEDTECH
US	16,332	15,275	6.9	6.9	—
Intl	15,525	15,125	2.6	5.4	(2.8)
WW	$31,857	30,400	4.8%	6.2%	(1.4)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)Reported as U.S. sales
(4)Previously referred to as Interventional Solutions
(5)Acquired on May 31, 2024

Supplemental sales information (unaudited)
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2024	2023	Total	Operations	Currency
Innovative Medicine
U.S.	$8,977	8,079	11.1%	11.1	—
International	5,355	5,643	(5.1)	(1.0)	(4.1)
Worldwide	14,332	13,722	4.4	6.1	(1.7)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	—	44	*	*	*
Worldwide	—	44	*	*	*

Innovative Medicine excluding COVID-19 Vaccine
U.S.	8,977	8,079	11.1	11.1	—
International	5,355	5,599	(4.4)	(0.3)	(4.1)
Worldwide	14,332	13,678	4.8	6.5	(1.7)

Worldwide
U.S.	13,204	12,009	10.0	10.0	—
International	9,316	9,386	(0.7)	2.5	(3.2)
Worldwide	22,520	21,395	5.3	6.7	(1.4)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	—	44	*	*	*
Worldwide	—	44	*	*	*

Worldwide
U.S.	13,204	12,009	10.0	10.0	—
International	9,316	9,342	(0.3)	2.9	(3.2)
Worldwide excluding COVID-19 Vaccine	$22,520	21,351	5.5	6.9	(1.4)

Europe	$4,921	4,962	(0.8)	(0.2)	(0.6)
Europe COVID-19 Vaccine Sales	—	44	*	*	*
Europe excluding COVID-19 Vaccine	$4,921	4,918	0.1	0.7	(0.6)
Note: Columns and rows within tables may not add due to rounding
* Percentage greater than 100% or not meaningful

Supplemental sales information (unaudited)
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2024	2023	Total	Operations	Currency
Innovative Medicine
U.S.	$33,970	31,169	9.0%	9.0	—
International	22,994	23,590	(2.5)	1.3	(3.8)
Worldwide	56,964	54,759	4.0	5.7	(1.7)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	198	1,117	(82.4)	(82.4)	0.0
Worldwide	198	1,117	(82.4)	(82.4)	0.0

Innovative Medicine excluding COVID-19 Vaccine
U.S.	33,970	31,169	9.0	9.0	—
International	22,796	22,473	1.4	5.5	(4.1)
Worldwide	56,766	53,642	5.8	7.5	(1.7)

Worldwide
U.S.	50,302	46,444	8.3	8.3	—
International	38,519	38,715	(0.5)	2.9	(3.4)
Worldwide	88,821	85,159	4.3	5.9	(1.6)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	198	1,117	(82.4)	(82.4)	0.0
Worldwide	198	1,117	(82.4)	(82.4)	0.0

Worldwide
U.S.	50,302	46,444	8.3	8.3	—
International	38,321	37,598	1.9	5.5	(3.6)
Worldwide excluding COVID-19 Vaccine	$88,623	84,042	5.5%	7.0	(1.5)

Europe	$20,212	20,410	(1.0)%	(0.6)	(0.4)
Europe COVID-19 Vaccine Sales	198	1,117	(82.4)	(82.4)	0.0
Europe excluding COVID-19 Vaccine	$20,014	19,293	3.7%	4.1	(0.4)
Note: Columns and rows within tables may not add due to rounding